April 2019 UROVANT SCIENCES CORPORATE PRESENTATION Exhibit 99.1

This presentation contains forward-looking statements, including without limitation, statements related to: our plans to file for approval of vibegron with the FDA, and the timing of such filing and the likelihood of FDA approval; our ability to successfully develop Vibegron in the United States and other major markets, including meeting clinical endpoints and adequacy of clinical trial results; our ability to commence and complete new clinical trials, including for URO-902, as planned and on expected timelines; the commercial potential for Vibegron, including market size, reimbursement status, potential expanded indications and product differentiation relative to competitors; and the expected duration of patent protection. Forward-looking statements can be identified by "anticipate," "believe," "can," "continue," "could," "estimate," "expect," "intend," "likely," "may," "might," "objective," "ongoing," "plan," "potential," "predict," "project," "should," "to be," "will," "would," or the negative or plural of these words or other similar expressions or variations, although not all forward-looking statements contain these identifying words. Urovant cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur and actual results could differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors known and unknown that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Urovant believes it has a reasonable basis for the statements contained in this document, which are based on information available to Urovant as of the date hereof, however, such information may be inaccurate or complete.  In preparing these materials, including the models and projections contained herein, Urovant has relied upon and assumed, without independent verification, the accuracy and completeness of information available from public sources. Without limiting the generality of the foregoing, no audit or review has been undertaken by an independent third party of the financial assumptions, data, results, calculations and forecasts contained, presented or referred to in this document. Any assumptions, analyses, projections or predictions are Urovant’s and Urovant’s alone. You should conduct your own independent investigation and assessment as to the validity of the information contained in this document and the economic, financial, regulatory, legal, taxation, stamp duty and accounting implications of that information. These risks and uncertainties include, but are not limited to, those identified herein, and other risks and uncertainties in the section titled “Risk Factors” set forth in Urovant's Form 10-Q, which was filed with the Securities and Exchange Commission (“SEC”) on February 14, 2019, as well as any other future filings with the SEC available at www.sec.gov. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, Urovant undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. This presentation may not be reproduced, forwarded to any person or published, in whole or in part.

Vibegron: positive EMPOWUR Phase 3 results announced in March 2019 Achieved statistical significance in both co-primary endpoints and all seven key secondary endpoints with a favorable safety profile Potential best in class treatment option for OAB patients NDA filing planned by early 2020 Blockbuster potential for vibegron OAB category has created multiple blockbuster products due to high unmet need and rapid patient turnover Currently marketed β3 agonist sales in the Americas for FY2018 expected to reach $800 million (+23% y/y) Potential to become a highly differentiated β3 agonist with opportunity for significant market share across OAB therapies1 Multiple large-market clinical programs under development Potential for vibegron to be the first product approved for OAB in men with benign prostatic hyperplasia, a 2 million patient opportunity Potential for vibegron to address significant unmet need in the 7+ million patients with pain associated with irritable bowel syndrome (IBS) Potential for URO-902 to be first gene therapy approved for OAB Management team with demonstrated track record of success at Avanir Pharmaceuticals and Allergan Experienced team in building successful pharmaceutical companies and creating shareholder value Vision: To make Urovant THE Leading Urology Specialty Company Investment Highlights UROVANT 1 Subject to meeting efficacy endpoints in our Phase 3 EMPOWUR trial and approval by the FDA, including FDA approval of the inclusion of urgency data, rapid onset of action data and a single convenient once-daily dose in the label

LATE-STAGE PIPELINE IN UROLOGY Focused business development activities to support our vision of being a leading urology company Initial Target Areas: OAB (spectrum of care), Bladder Cancer, urology rare diseases and other urological conditions predominately treated by urologists DRUG CANDIDATE INDICATION PHASE 1 PHASE 2 PHASE 3 UPCOMING MILESTONE Vibegron Overactive Bladder (OAB) NDA Submission by Q1 2020 OAB in Men with BPH Completion of Part 1 2H 2019 IBS-Associated Pain Phase 2a Top-Line 2020 URO-902 OAB Phase 2a Initiation Q4 2019

A LARGE, WELL DEFINED POPULATION 1 Coyne et al., EpiLUTS 2007 2 Benner et al., J Urol 2009 3 IQVIA (IMS) NPA MAT 12 month Rx data ending Dec 2018 4 Systematic Review of the Burden of Illness in Overactive Bladder 5 Chancellor et al., Clin Therapies 2013 More than 30 million Americans over 40 years old suffer from bothersome symptoms of OAB1 46% of these patients, or approximately 14 million people, talk to their physician about symptoms2 Over 18 million prescriptions written per year in the US alone3 Sudden urgency to urinate that is difficult to control; sometimes leads to accidental wetting OAB can lead to depression, anxiety and have a negative impact on sexual function, relationships, and quality of life4 Need for novel treatments given shortcomings with existing therapies5 OVERVIEW OAB MARKET

BLOCKBUSTER OAB BRANDED LAUNCHES HAVE OCCURRED EVERY SIX YEARS SINCE LAUNCH OF DETROL IN 1998

Strong Revenues for New OAB Entrants (with Incremental Differentiation) in a High Churn Market

OAB Branded Product Launch Curves[1]



$1,200
$1,000
$800
$600
$400
$200
$0
Sales (000)
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Detrol LA
tolterodine tartrate
$983M
VESIcare
$1.1B
$1.1B
Myrbetriq
$446M*
DITROPAN XL
DETROL/DETROL LA
DITROPAN/DITROPAN XL*
MYRBETRIQ
VESICARE

Vibegron Potential in a High Churn Market

- ✓ Potential for **better safety/tolerability than ACH category**
- ✓ EMPOWUR Phase 3 results suggest potential for **better safety/efficacy profile** vs mirabegron[2]
- ✓ Potential 2nd to market in class (~40+% share) + high churn market + differentiation = blockbuster potential

[1] IQVIA Launch Edition; data for DETROL/DETROL LA and DITROPAN/DITROPAN XL combined
* DITROPAN/DITROPAN LA based on XL peak, as Ditropan peak data unavailable; sales based on WAC of respective years
[2] Not based on a head-to-head trial

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VIBEGRON CLINICAL DATA AND DEVELOPMENT

EXTENSIVE CLINICAL DEVELOPMENT PROGRAM In-licensed from Merck in February 2017 >3,200 subjects dosed with vibegron to date Three successful large, placebo control studies completed in over 4,000 patients achieving all primary and secondary endpoints Robust clinical pharmacology package (17 studies complete) Long-term toxicity and carcinogenicity studies complete Potential to address the limitations of both anticholinergics and mirabegron and become a highly differentiated β3 agonist1 1 Subject to meeting efficacy endpoints in our Phase 3 EMPOWUR trial and approval by the FDA, including FDA approval of the inclusion of urgency data, rapid onset of action data and a single convenient once-daily dose in the label VIBEGRON

VIBEGRON

POTENTIAL POINTS OF DIFFERENTIATION[1]

	Vibegron[2]	Mirabegron	ACH
Highly selective for human β3 receptor[3]	✓	✗	n/a
Rapid onset of efficacy at 2 weeks	✓	✗	✗
Potential efficacy claim for urgency[4]	✓	✗	✗
Potential broader efficacy claims	✓	✗	✗
No CYP2D6 drug-drug interactions	✓	✗	Some
No QTc signal	✓	✗	✗
Single convenient crushable dose[5]	✓	✗	✗
No known dementia risk[6]	✓	✓	✗

1 Based on product labels, publicly available literature, and data on file
2 Based on clinical trials to date. Vibegron is in Phase 3 clinical development for OAB and has not been approved by the FDA or any other regulatory authority. All potential points of differentiation are subject to verification through further clinical development of vibegron and the review of the FDA
3 Based on in vitro data
4 Subject to approval by the FDA, including FDA approval of the inclusion of urgency data
5 Assuming successful result in planned relative bioavailability study or FDA acceptance of in vitro data
6 Gray et al. JAMA Intern Med. 2015

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Highly selective for human β3 AR based on *in vitro* data ✓

VIBEGRON

VALIDATED MECHANISM



Detrusor muscle control
Bladder
Pelvic nerve (parasympathetic)
ACh
M3 receptor (+)
NA
β3 receptor (–)
Hypogastric nerve (sympathetic)
Detrusor muscle
Urethra
NA
α1receptor (+)
Pudendal nerve (somatic)
External urethral sphincter
ACh
Urogenital diaphragm
Nicotinic receptor (+)

Reprinted by permission from: *Nature Reviews Neuroscience*. Fowler et al. 2008.

- β3 AR: Most highly expressed adrenergic receptor in bladder detrusor muscle
- β3 stimulation leads to relaxation of bladder detrusor muscle, *increasing capacity and reducing symptoms of OAB with no increase in residual volume*
- **Vibegron is a highly selective β3 agonist[1]:**

β-subtype	Vibegron (% Activity)*	Mirabegron (% Activity)*
β_1	0	3.0
β_2	2.0	15.0
β_3	101.0	88.0

*at 10 μM (exceeds mean human C_{max} values of mirabegron by ~60x and vibegron by ~30x)

- Vibegron does not appear to bind to either β1 or β2 adrenergic receptors in a binding competition assay

1 Data on file. Activity shown as a percentage of control activity (β1, β3 – isoproterenol; β2 – procaterol)

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No CYP2D6 drug-drug interactions ✓

VIBEGRON SAFETY DATA

LACK OF CLINICALLY SIGNIFICANT DRUG-DRUG INTERACTIONS

Warnings and Precautions:

Mirabegron is a CYP2D6 enzyme inhibitor



Mirabegron
Combination with CYP2D6 substrates
37%
of patients on Mirabegron also take CYP2D6 substrates

- Vibegron, unlike mirabegron, does not inhibit the CYP2D6 enzyme
- CYP2D6 accounts for approximately 20% of clinically used drug metabolism pathways[1]

CYP2D6 Substrate Examples – These Drugs are Susceptible to CYP2D6 Inhibitors					
Anti-depressants	**Opioids**	**Antipsychotics**	**Beta-blockers**	**Anti-arrhythmics**	**Other**
TCAs (e.g. amitriptyline)	Codeine	Haloperidol	Metoprolol	Propafenone	Tolterodine
SSRIs (e.g. fluoxetine)	Oxycodone	Risperidone	Propanolol	Encainide	Dextro-methorphan
Venlafaxine	Hydrocodone	Clozapine	Carvedilol	Flecainide	Ondansetron

- **37% of patients on mirabegron, and 43% of patients on any OAB medication, also take medicines metabolized through the CYP2D6 pathway[2]**

1 Zanger et al. Pharmacology & Therapeutics 2013
2 IQVIA (IMS) Patient Rx/Dx Claims Analysis March 2014-Septeember 2017

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VIBEGRON

PHASE 3 EMPOWUR TRIAL DESIGN

POPULATION Women and men with OAB wet or dry

DURATION 12-week treatment period plus 40-week extension

KEY ENDPOINTS
Co-primary endpoints:
- Change from baseline in daily number of (1) micturitions and (2) urge urinary incontinence episodes
- Primary analysis: vibegron vs placebo (powered); tolterodine – active control
- No protocol specified statistical comparisons between vibegron and tolterodine

Initiated:
1Q 18

Top-Line Data:
March 2019


12 Week Treatment
40 Week Double Blind Extension[1]
2 week PBO run-in
Vibegron 75 mg
N = 547
Placebo
N = 540
Tolterodine ER 4 mg
N = 431 (active control)
Vibegron 75 mg
N = 267 (from vibegron and placebo groups)
Tolterodine ER 4 mg
N = 233 (from tolterodine ER and placebo groups)
W0
W12
W24
W52
Primary Endpoint

Table 14.1.1.3. Randomized Set
1 Numbers of patients reflect actual enrollment

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EMPOWUR RESULTS: VIBEGRON DEMONSTRATED STRONG EFFICACY ACROSS ALL OAB ENDPOINTS Endpoint Vibegron n p-value UUI Episodes2 -0.6 383 <0.0001 Micturitions2 -0.5 492 <0.001 Urgency Episodes3 -0.7 492 0.0020 Total Incontinence Episodes3 -0.7 383 <0.0001 Volume Voided (ml)3 21.2 490 <0.0001 OAB-q Coping Score3 3.6 512 0.0038 Tolterodine was an active control, comparisons vs placebo Co-primary endpoint Key Secondary Endpoint LS=Least Squares Week 12 LS Mean Change from Baseline (Placebo-Adjusted) Tolterodine1 n p-value -0.4 286 0.0123 -0.3 378 0.0988 -0.4 378 0.0648 -0.5 286 0.0074 13.3 375 <0.001 3.1 401 0.0212

Table 14.2.2.1.2, Full Analysis Set for Incontinence, CFB Least squares mean Covariates included in the mixed model for repeated measures are study visit, sex, region, baseline number of UUI, and treatment by study visit interaction. , *** *** *** *** P-value is vibegron vs placebo P-value: ***<0.001 Average Daily UUI Episodes RAPID ONSET AND SUSTAINED BENEFIT IN PHASE 3 TRIAL VIBEGRON EFFICACY DATA Rapid onset of action by 2 weeks1

P-value is active vs placebo P-values: *<0.05, **<0.01, ***<0.001 Table 14.2.4.1.1 Full Analysis Set for Incontinence. 75% Reduction in UUI from Baseline at Week 12 Table 14.2.5.1.1 Full Analysis Set for Incontinence 100% Reduction in UUI from Baseline at Week 12 Table 14.2.6.1.1 Full Analysis Set 50% Reduction in Urgency from Baseline at Week 12 NS1 1 p-values for the difference in proportions between active and placebo were calculated using the Cochran-Mantel-Haenszel risk difference estimate stratified by OAB Type (Wet vs Dry) and Sex (Female vs Male), with weights proposed by Greenland and Robins. MI has been used to impute values missing for any reason at the weeks analyzed. Adjusted proportions are presented. *** 1 * 1 * 1 >50% OF PATIENTS ACHIEVED A 75% REDUCTION IN UUI EPISODES AT WEEK 12 VIBEGRON EFFICACY DATA

Vibegron P-values: *<0.05, **<0.01, ***<0.001 Mirabegron1 1Data from trial ‘074, except for 50 mg micturitions, total incontinence, and volume voided which is averaged from trials ‘046, ‘047, and ‘074; trials ‘046 and ‘047 did not test the 25 mg dose. For averaged effect sizes, the highest level of significance is shown. *** *** ** ** *** ** ** NS ** *** NS *** The below is not a head-to-head trial. These trials were conducted at different points in time using different trial designs. Adjusted mean change from baseline to final visit (active – placebo) VIBEGRON PHASE 3 AND MIRABEGRON PHASE 3 RESULTS

VIBEGRON 75MG EMPOWUR AND MIRABEGRON 25MG/50MG CAPRICORN The below is not a head-to-head trial. These trials were conducted at different points in time using different trial designs. All data are presented as change from baseline (active – placebo) Endpoint (Week 12) 75 mg Vibegron Micturitions -0.5 (<0.001) Urge Incontinence -0.6 (<0.0001) Total Incontinence -0.7 (<0.0001) Urgency -0.7 (0.002) Volume Voided 21.2 (<0.0001) OAB-q Bother -6.9 (<0.0001) OAB-q Total 3.8 (<0.001) Onset Micturitions -0.5 (<0.001) Wk 2 Urge Incontinence -0.6 (<0.0001) Wk 2 Total Incontinence -0.7 (<0.0001) Wk 2 25mg Mirabegron 50mg Mirabegron -0.47 (0.007) -0.42 (0.015) NS Not reported -0.40 (0.005) -0.42 (0.001) NS -0.59 (0.007) NS 12.4 (<0.001) NS -2.8 (0.028) NS NS Onset NS -0.37 (0.035) Wk 4 -0.36 (0.004) Wk 4 -0.39 (0.002) Wk 4 -0.34 (0.039) Wk 4 -0.51 (<0.001) Wk 4 EMPOWUR (Vibegron) CAPRICORN1 (mirabegron) 1.Herschorn et al. Urology 82(2), 2013 *All statistical tests were predefined and vary by study and endpoint. Adjusted mean change from baseline to final visit (active – placebo). NS = not statistically significant. Results are tabulated separately from two phase 3 studies: 25 and 50 mg mirabegron (CAPRICORN) and 75mg vibegron (EMPOWUR)

Table 14.3.1.15, Safety Analysis Set. Represents number of patients. AE term n (%) Placebo N=540 Vibegron N=545 Tolterodine N=430 Headache 13 (2.4) 22 (4.0) 11 (2.6) Nasopharyngitis 9 (1.7) 15 (2.8) 11 (2.6) Diarrhea 6 (1.1) 12 (2.2) 9 (2.1) Nausea 6 (1.1) 12 (2.2) 5 (1.2) MOST COMMON ADVERSE EVENTS CONSISTENT WITH PLACEBO (>2% and > Placebo) VIBEGRON SAFETY DATA

AE term n (%) Placebo N=540 Vibegron N=545 Tolterodine N=430 Hypertension 9 (1.7) 9 (1.7) 11 (2.6) Blood pressure increased 5 (0.9) 4 (0.7) 8 (1.9) Tachycardia 0 0 1 (0.2) Hypotension 1 (0.2) 1 (0.2) 1 (0.2) Dizziness 6 (1.1) 5 (0.9) 4 (0.9) Urinary tract infection 33 (6.1) 27 (5.0) 25 (5.8) Urinary retention 2 (0.4) 3 (0.6) 3 (0.7) Dry mouth 5 (0.9) 9 (1.7) 28 (6.5) Constipation 7 (1.3) 9 (1.7) 6 (1.4) Fatigue 5 (0.9) 2 (0.4) 6 (1.4) Table 14.3.1.2 Safety Analysis Set. Represents number of patients. SELECTED KEY ADVERSE EVENTS VIBEGRON SAFETY DATA

VIBEGRON IS A POTENTIAL BEST IN CLASS TREATMENT OPTION FOR OAB PATIENTS PHASE 3 RESULTS Strong efficacy results delivered with a once daily 75mg convenient dose Vibegron achieved co-primary endpoints demonstrating statistically significant reduction in daily micturitions and daily urge urinary incontinence episodes (UUI), compared to placebo At all measured timepoints, vibegron achieved numerically better efficacy than tolterodine, the active control in this study, which is a currently available OAB treatment Statistical significance achieved for all seven key secondary endpoints, compared to placebo Rapid onset at two weeks in both co-primary endpoints and daily urgency episodes Statistically significant efficacy was maintained at all timepoints measured through the end of the study Well tolerated with very few AEs >2% and greater than placebo No difference versus placebo in the reported AE of hypertension and no clinically relevant changes in blood pressure Potential best in class treatment option for OAB patients

OAB TREATMENT PARADIGM

CURRENT TREATMENT PARADIGM: Clinical guideline prior to Rx Limited choice of toxin or intensive surgical therapy Limited incremental efficacy 86% start on ACH4 71% fail ACH within 6 months5 72% discontinue oral therapy within one year4 1 Benner et al., J Urol, 2009 2 IQVIA (IMS) New to Brand Data 2016-2017 3 Allergan, Cogenix, Millennium Research Group 4 IQVIA (IMS) Patient Rx/Dx Claims Analysis Mar 2014-Sept 2017 5 Chancellor et al., Clin Therapies, 2013 6 Based on clinical trials to date. VIBEGRON is in Phase 3 clinical development for OAB and has not been approved by the FDA or any other regulatory authority. All potential points of differentiation are subject to verification through further clinical development of vibegron and the review of the FDA OPPORTUNITY TO CAPTURE SIGNIFICANT MARKET SHARE Behavioral Therapy ~14 million pts.1 Fluid Management Scheduled Urination Bladder Training 1 Prescription Therapy ~3.3 million pts.2 Oral ACH β3 Agonists Procedural Therapy ~300,000 pts.3 BOTOX Neuromodulation 2 3 OAB MARKET Equates to ~12 million lapsed patients over a 6 year rolling average4 2.4M patients discontinue Rx treatment within a year (72% of treated) 3

OAB MARKET

β3 AGONISTS REPRESENT THE NEXT WAVE OF BLOCKBUSTER THERAPIES IN OAB

Over 18 Million Prescriptions Written for OAB in the US in 2018[1]



20
18
16
14
12
10
8
6
4
2
0
US TRx (Millions)1
18.1
18.1
2.7
+17% Volume Growth
3.2
Myrbetriq (Mirabegron)
3.0
2.6
Vesicare & Toviaz
*Vesicare LOE May 2019
12.4
12.4
Generic ACH
2017
2018

- Annual brand sales of ~$2.6 billion[2]
- β3 agonist continues to take share from ACHs (17%+ US TRx growth in 2018)[1]
- FY2018 β3 agonist net sales in the Americas expected to exceed $800 million (+23% y/y)[3]

We estimate each percentage point of US OAB market share is currently worth ~$70 million[4]

1 IQVIA (IMS) NPA Dec 2018
2. IQVIA (IMS) NSP Dec 2018
3. Astellas reported projected net sales of mirabegron in the Americas of $806 million for the fiscal year ending March 31, 2019
4 Based on mirabegron's wholesale acquisition cost of $384.28 per month (PriceRx, Jan 2019) and the over 18 million oral OAB prescriptions in the United States in 2018

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No known dementia risk ✓

OAB MARKET

ANTICHOLINERGIC USE ASSOCIATED WITH COGNITIVE IMPAIRMENT AND DEMENTIA

"Higher cumulative anticholinergic use is associated with an increased risk for dementia. Efforts to increase awareness among health care professionals and older adults about this potential medication-related risk are important to minimize anticholinergic use over time."

Gray et al., JAMA Intern Med. 2015

Association of Incident Dementia with 10-Year Cumulative Anticholinergic Use



Adjusted Hazard Ratio
2
1.5
1
0.5
1
0.92
1.19
1.23
1.54
0
1-90
91-365
366-1095
>1095
Exposure (Total Standardized Daily Dose)1

The evidence continues to grow:

- Prospective analysis of **>3,400 participants** aged ≥65 shows 10-year cumulative dose-response relationship for increased risk of both dementia and Alzheimer's disease ($p<0.001$)[1]
- **We estimate that exposure to >1.5 years of 10 mg daily oxybutynin would correspond to a 54% increase in the risk of dementia**
- Retrospective analyses of **40,000 patients across >30 studies** establish a **cognitive impairment** relationship[2]
- ACH use associated with increased use of healthcare resources[3]

1 Gray et al., JAMA Intern Med. 2015. Cumulative exposure as a multiple of the minimum effective daily dose. For oxybutynin, the minimum effective daily dose is 5 mg, but the most commonly prescribed dose is 10 mg/day. Each exposure category included over 2,600 person-years of follow-up time.
2 Data on file.
3 Wielage et al., J Med Econ 2016.

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OUR COMMERCIAL STRATEGY

OAB MARKET

URO, NPPA, AND LONG TERM CARE REPRESENT $3.1B OAB MARKET OPPORTUNITY[1]

Over 18 Million Prescriptions Estimated for OAB in the US in 2018[1]

- **Urologists/Uro-NPPAs prescribe ~5 million OAB RXs annually and UROs prescribe 31% of all B_3 agonist RXs[2]**
  - UROs account for $1.4 billion of total market potential[2]
  - Managed efficiently with approximately 100 FTE's[3]
- **LTC highly specialized market requiring expertise and experience**
  - LTC accounts for $1.2 billion of total market potential[4]
  - Previous company experience leading largest award-winning LTC sales force in industry
  - Vibegron product profile ideal for this segment
- **PCP segment can be scaled market by market or partnered**

OAB RX PROJECTED 2018 VOLUME BY SPECIALTY[2]


ALL OTHER, 12%
LONG TERM CARE, 18%
UROLOGY, 20%
NPPA, 15%
OB/GYN, 5%
PCP, 29%

	Number of OAB Rx Writers[5]	Total 2018 Rx	Average # Rx
URO	10,539	3.6M	339
PCP	142,382	5.5M	37

1 Estimation based on Myrbetriq WAC 384.29 (Price Rx, Jan 2019) applied to 3.6M Rx URO and 3.3M Rx LTC
2 IQVIA (IMS) NPA data ending Dec 2018
3 Estimation based on covering Deciles 5+ of URO OAB Rx writers
4 IQVIA (IMS) NPA data ending Dec 2018
5 IQVIA (IMS) Prescriber Profiler

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VIBEGRON

US OAB MARKET: PRICING AND COVERAGE

Current Landscape

- Oral OAB category is not highly managed by payors[1]
- Branded OAB drugs are well covered: 95% of commercial plans and 100% of Medicare plans cover Myrbetriq[2]
- Branded agents continue to have pricing elasticity
- Myrbetriq, Vesicare, and Toviaz increased prices by 9%, 9%, and 13%, respectively, in 2017[3]

Expectations for Vibegron, if Approved[1]

- Vibegron would be managed at a **preferred or non-preferred branded tier, without prior authorization or step edits**
  - Allows physicians and patients to choose whether to pay a higher co-pay for a branded product or a lower co-pay for generic
- Vibegron's coverage is not anticipated to change following Myrbetriq's loss of exclusivity

OAB Market: TRx by Payor Type[4]

- Commercial and outpatient Medicare D account for majority of the market TRx

OAB Market: TRx by Payor Type[4]


OTHER
11%
COMMERCIAL/CASH
37%
MEDICARE D 52%

Long-term care, at an estimated 18%[5], is a significant portion of OAB prescriptions

1 Based on two third-party market research studies, commissioned by us in 2018, to assess how Vibegron would be covered, if approved. One research firm interviewed a panel which represented payors covering over 80 million U.S. commercial and Medicare Part D lives. The second research firm interviewed a panel which represented payors covering over 161 million U.S. commercial and Medicare Part D lives.
2 1998-2019 Managed Markets Insights and Technology
3 PriceRX accessed Feb 2018.
4 IMS PayerTrak Dec 2018
5 IQVIA (IMS) NPA data ending Dec 2018.

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ESTABLISH VIBEGRON AS THE OAB BRAND OF CHOICE Commercial leadership intends to build a best-in-class urology and PCP sales force with the following advantages: Potential key points of label differentiation Issues with ACH treatments Franchise with potential additional indications and new products Success to be further enabled by: Patients motivated to request vibegron Limited payor barriers Opportunity to become the class leader; each 1% share of the current US OAB market equals an estimated $70 million1 1 Based on mirabegron’s wholesale acquisition cost of $384.28 per month (PriceRx, Jan 2019) and the over 18 million oral OAB prescriptions in the United States in 2018 VIBEGRON

GROWTH OPPORTUNITIES

OAB IN MEN WITH BPH AND IBS-ASSOCIATED PAIN REPRESENT LIFECYCLE OPPORTUNITIES WITH SIGNIFICANT MARKET POTENTIAL 40 million Men aged 50 – 80 years old with BPH >4 million Treated BPH patients in the U.S. >2 million U.S. BPH patients with co-morbid OAB LIFECYCLE GROWTH OPPORTUNITIES: VIBEGRON OAB IN MEN WITH BPH IBS-ASSOCIATED PAIN 30-40 million Patients with IBS 9-10 million Patient consult with MD > 7-9 million Addressable US patient Market IBS population based upon: 1 Rosen et al., Eur Urol 2003. BPH prevalence applied to 2016 population; 2 IMS Health NPA Market Dynamics (2014); 3 Eapen et al., Res Rep Urol. 2016; 4 IQVIA (IMS) NDTI projected BPH patient visits by specialty; 5 Gallegos et al. Pharmacotherapy 2008. IBS-Associated pain population based upon: 1 IQVIA (IMS) NSP 12-month braded sales ending December 2018; 2 Cellek et al. Gastroenterology 2007; 3 Kelleher et al. Neurogastroenterol Motil 2008; 4 Lovell and Ford. Clin Gastroenterol Hepatol 2012; 5 Canavan. Clinical Epidemiology 2014; 6 Drossman. J Clin Gastroenterol 2009.

DNA GENE THERAPY OVERVIEW Clinical Summary Plasmid vector that exerts effect by expressing the pore-forming subunit of the Maxi-K ion channel to reduce excitability of detrusor smooth muscle cells Studied in two Phase 1 clinical trials in the US in a total of 22 women with OAB Phase 1b clinical trial (n=13) showed dose-dependent improvements in daily reductions in number of micturitions, urgency episodes and UUI episodes, achieving statistical significance (p<0.05) in the high dose cohort (24,000μg) Generally well tolerated with no treatment related SAEs observed Investigational gene therapy for OAB via direct intradetrusor injections Third-line OAB treatments (BOTOX and neuromodulation) generate estimated aggregate annual sales in excess of $700 million in the US1 Potential to address an unmet need for OAB patients who have failed oral pharmacological therapies and are concerned with “toxin” treatments or surgical intervention Currently, there are no FDA-approved gene therapy treatments for OAB 1 Urovant estimates based on third-party market research and Cogentix and Allergan filing URO-902

BALANCE SHEET HIGHLIGHTS $85.4 million cash as of March 31, 2019* $100 million credit facility with Hercules Capital $85 million capital draw left on the facility as of March 31, 2019 $30 million accessible through September 30, 2019 as a result of positive phase 3 EMPOWUR data UROVANT SCIENCES * Preliminary and unaudited

2020 Submit NDA for vibegron in OAB (early 2020) Top-line results of vibegron trial in IBS-associated pain Top-line results of URO-902 trial in second half 2020 Top-line results of vibegron trial in OAB and BPH UROVANT SCIENCES MILESTONES 2018Begin enrollment of the Phase 3 vibegron trial in OAB In-license new urology product, URO-902, for OAB Complete enrollment in vibegron Phase 3 trial in OAB Begin enrollment of the Phase 2 vibegron trial in IBS-associated pain 2019Top-line results of the Phase 3 vibegron trial in OAB (March) Begin enrollment of Part 1 of the Phase 3 vibegron trial in OAB & BPH Vibegron long term extension study results Begin enrollment of Part 2 of the Phase 3 vibegron trial in OAB & BPH Begin enrollment of Phase 2a URO-902 trial ü ü ü ü ü ü

Vibegron: positive EMPOWUR Phase 3 results announced in March 2019 Achieved statistical significance in both co-primary endpoints and all seven key secondary endpoints with a favorable safety profile Potential best in class treatment option for OAB patients NDA filing planned by early 2020 Blockbuster potential for vibegron OAB category has created multiple blockbuster products due to high unmet need and rapid patient turnover Currently marketed β3 agonist sales in the Americas for FY2018 expected to reach $800 million (+23% y/y) Potential to become a highly differentiated β3 agonist with opportunity for significant market share across OAB therapies1 Multiple large-market clinical programs under development Potential for vibegron to be the first product approved for OAB in men with benign prostatic hyperplasia, a 2 million patient opportunity Potential for vibegron to address significant unmet need in the 7+ million patients with pain associated with irritable bowel syndrome (IBS) Potential for URO-902 to be first gene therapy approved for OAB Management team with demonstrated track record of success at Avanir Pharmaceuticals and Allergan Experienced team in building successful pharmaceutical companies and creating shareholder value Vision: To make Urovant THE Leading Urology Specialty Company Investment Highlights UROVANT 1 Subject to meeting efficacy endpoints in our Phase 3 EMPOWUR trial and approval by the FDA, including FDA approval of the inclusion of urgency data, rapid onset of action data and a single convenient once-daily dose in the label